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                                  EXHIBIT 10.2
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                           WELCARE INTERNATIONAL, INC.

                            1996 EXECUTIVE STOCK PLAN
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                          WELCARE INTERNATIONAL, INC.
                           1996 EXECUTIVE STOCK PLAN

                               TABLE OF CONTENTS

                                                                           Page
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      ARTICLE I   DEFINITIONS................................................1

      ARTICLE II  THE PLAN...................................................4

            2.1   Name.......................................................4
            2.2   Purpose....................................................4
            2.3   Effective Date.............................................4

      ARTICLE III PARTICIPANTS...............................................4

      ARTICLE IV  ADMINISTRATION.............................................5

            4.1   Duties and Powers of the Committee.........................5
            4.2   Interpretation; Rules......................................5
            4.3   No Liability...............................................5
            4.4   Majority Rule..............................................5
            4.5   Company Assistance.........................................5

      ARTICLE V   SHARES OF STOCK SUBJECT TO PLAN............................6

            5.1   Limitations................................................6
            5.2   Antidilution...............................................6

      ARTICLE VI  OPTIONS....................................................7

            6.1   Types of Options Granted...................................7
            6.2   Option Grant and Agreement.................................7
            6.3   Exercise Price.............................................8
            6.4   Exercise Period............................................8
            6.5   Option Exercise............................................8
            6.6   Reload Options.............................................9
            6.7   Nontransferability........................................10
            6.8   Termination of Employment or Service......................10
            6.9   Employment Rights.........................................10
            6.10  Certain Successor Options.................................10
            6.11  Effect of Change in Control...............................10

      ARTICLE VII RESTRICTED STOCK..........................................10

            7.1   Awards of Restricted Stock................................10
            7.2   Nontransferability........................................11
            7.3   Lapse of Restrictions.....................................11
            7.4   Termination of Employment.................................11


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            7.5   Treatment of Dividends....................................11
            7.6   Delivery of Shares........................................11

      ARTICLE VIII STOCK APPRECIATION RIGHTS................................11

            8.1   SAR Awards................................................11
            8.2   Determination of Price....................................12
            8.3   Exercise of a SAR.........................................12
            8.4   Payment of a SAR Spread...................................12
            8.5   Effect of SARs on Stock Subject to Plan...................12
            8.6   Termination of SARs.......................................12
            8.7   Nontransferability........................................13
            8.8   No Shareholder Rights.....................................13

      ARTICLE IX  STOCK CERTIFICATES........................................13

      ARTICLE X   TERMINATION AND AMENDMENT.................................14

            10.1  Termination and Amendment.................................14
            10.2  Effect on Grantee's Rights................................14

      ARTICLE XI  RELATIONSHIP TO OTHER COMPENSATION PLANS..................14

      ARTICLE XII MISCELLANEOUS.............................................14

            12.1  Replacement or Amended Grants.............................14
            12.2  Plan Binding on Successors................................14
            12.3  Singular, Plural, Gender..................................14
            12.4  Headings Not Part of Plan.................................14
            12.5  Interpretation............................................15


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                           WELCARE INTERNATIONAL, INC.
                            1996 EXECUTIVE STOCK PLAN

                                    ARTICLE I
                                   DEFINITIONS

      As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

            "Award" shall mean a grant of Restricted Stock or a SAR under this Plan.

            "Board" shall mean the Board of Directors of the Company.

            "Change in Control" shall mean the occurrence of either of the following events:

            (a) A change in the composition of the Board as a result of which fewer than one-half of the incumbent Directors are Directors who either:

                  (i) were Directors of the Company twenty-four (24) months prior to such change, or

                  (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors who had been Directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

            (b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the effective date of this Plan, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any applicable corresponding provision of future law.

            "Committee" shall mean a committee of at least three (3) Directors appointed from time to time by the Board, having the duties and authority set forth herein
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            in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also a Section 16 Insider, the Committee shall consist of at least two Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Disinterested Persons, and all authority and discretion shall be exercised by such Disinterested Persons, and references herein to the "Committee" shall mean such Disinterested Persons insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any
            Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean a reference to the Board.

            "Company" shall mean WelCare International, Inc., a Georgia corporation.

            "Director" shall mean a member of the Board and any person who is an advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

            "Disabled Optionee" shall mean a Grantee who suffers a Disability.

            "Disability" shall mean a physical or mental infirmity which impairs a Grantee's ability to substantially perform his duties with the Company or a Subsidiary for a period of 180 consecutive days, as determined by an independent physician selected by agreement between the Company and the Grantee or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by the Grantee); provided, however, "Disability" shall have the meaning set forth in Code Section 22(e)(3) and the regulations promulgated thereunder in respect of an Optionee granted Incentive Stock Options.

            "Disinterested Person" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, or in any successor rule thereto, and shall be determined for all purposes under this Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any applicable corresponding provision of future law.

            "Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

            "Fair Market Value" on any date shall mean (i) the average closing sales price of the Stock on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty (30) day period preceding such date or, if such exchange was not open for trading on such


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            date, the next preceding date on which it was open; (ii) if the
            Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the date such value is to be determined, or in the absence of closing bids on such date, the closing bids on the next preceding date on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee, as the case may be, based on such relevant facts as may be available, including, without limitation, the price at which recent sales of Stock have been made, the book value of the Stock, and the Company's past, current and future earnings.

            "For Cause" termination shall mean the termination of the Grantee's employment as a result of: (i) any act that constitutes, on the part of the Grantee, fraud, dishonesty, gross malfeasance of duty, or conduct grossly inappropriate to the Grantee's position of employment; or (ii) the conviction (from which no appeal may be or is timely taken) of the Grantee of a felony.

            "Grantee" shall mean an Optionee (or his permitted assign) or a person who has received an Award of Restricted Stock or a SAR.

            "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

            "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

            "Optionee" shall mean a person to whom an Option has been granted hereunder or his permitted assign.

            "Plan" shall mean the WelCare International, Inc. 1996 Executive Stock Plan, the terms of which are set forth herein.

            "Purchasable" shall refer to Stock that may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

            "Reload Option" shall have the meaning set forth in Section 6.6 hereof.

            "Restricted Stock" shall mean Stock issued to a Grantee pursuant to
            Article VII hereof.

            "Restriction Agreement" shall mean a written agreement setting forth the terms of an Award of Restricted Stock, as provided in Section
            7.1 hereof.

            "SAR" shall mean a stock appreciation right, which is the right to receive an amount equal to the SAR Spread.


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            "SAR Agreement" shall mean a written agreement setting forth the terms of an Award of a SAR, as provided in Section 8.1 hereof.

            "SAR Price" shall mean the base value established by the Committee for a SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

            "SAR Spread" shall mean, with respect to any SAR, an amount equal to
            (a) the Fair Market Value of a share of Stock on the date such SAR is exercised, less (b) the SAR Price of such SAR.

            "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

            "Stock" shall mean the Common Stock, par value $.01 per share, of the Company, subject to applicable provisions of Section 5.2.

            "Stock Option Agreement" shall mean a written agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, as provided in Article VI hereof.

            "Subsidiary" shall mean any corporation in which the Company directly or indirectly owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation.

                                   ARTICLE II
                                    THE PLAN

      2.1 Name. This Plan shall be known as the "WelCare International, Inc. 1996 Executive Stock Plan."

      2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain employees of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries by providing the Grantees with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company and its Subsidiaries.

      2.3 Effective Date. The effective date of this Plan is December 31, 1995.

                                  ARTICLE III
                                 PARTICIPANTS

      The class of persons eligible to participate in this Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the


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Company which shall include, but not be limited to, all employees of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary, but shall not include Directors who are not also employees of the Company or a Subsidiary.

                                  ARTICLE IV
                                ADMINISTRATION

      4.1 Duties and Powers of the Committee. This Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting and to meet telephonically. In administering this Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of this Plan and may grant Options and Awards singularly, in combination, or in tandem. Subject to the provisions of this Plan, the Committee shall have the discretion and authority to determine those persons to whom Options or Awards will be granted and whether such Options will be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement, Restriction Agreement and SAR Agreement. To the extent not inconsistent with the provisions of this Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement, Restriction Agreement or SAR Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

      4.2 Interpretation; Rules. Subject to the express provisions of this Plan, the Committee shall have complete authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, Restriction Agreement and SAR Agreement, and to make all other determinations necessary or advisable for the administration of this Plan, including, without limitation, the amending or altering of this Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

      4.3 No Liability. Neither any Director nor any member of the Committee shall be liable to any person or entity for any act or determination made in good faith with respect to this Plan or any Option or Award granted hereunder.

      4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

      4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the


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Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

      5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2, the maximum number of shares of Stock that may be issued hereunder pursuant to Option grants and Awards shall be five hundred thousand (500,000). Any or all shares of Stock subject to the Plan may be issued in any combination of Options, Restricted Stock and SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with
Article X hereof. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for Options or Awards hereunder.

      If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company or any Subsidiary, to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued.

      5.2 Antidilution.

            (a) If (i) the outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (ii) any spin-off, split-off or other distribution of assets materially affects the price of the Company's stock, or (iii) there is any assumption and conversion to this Plan by the Company of an acquired company's outstanding option grants, then:

                  (A) the aggregate number and kind of shares of Stock for which
            Options or Awards may be granted hereunder shall be adjusted appropriately by the Committee; and

                  (B) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions) shall be adjusted appropriately by the Committee.


            (b) If the Company is a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:


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                  (i) notwithstanding other provisions hereof, declare that all
            Options granted under this Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, that all such Options shall terminate thirty (30) days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period, and that all then-remaining restrictions pertaining to Awards under this Plan shall immediately lapse; and/or

                  (ii) notify all Grantees that all Options and Awards granted under this Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

            (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of Section 5.2(b) shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Options and Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; provided, however, that, notwithstanding any other provisions hereof, the Committee may, in its discretion, declare all Options granted under the Plan to be exercisable at any time on or before the fifth (5th) business day following such adoption, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

            (d) The adjustments described in paragraphs (a) through (c) of this
Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS

      6.1 Types of Options Granted. The Committee may, under this Plan, grant Options which do not qualify as incentive stock options pursuant to Section 422 of the Code. Within the limitations provided in this Plan, Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of this Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant. Neither the Company, nor any Subsidiary or any other person warrants or otherwise represents that favorable or desirable tax treatment or characterization will be applicable with respect to any Options, Award or Stock.

      6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written


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Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement.

      6.3 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee.

      6.4 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee. No Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six (6) months from the date such Option is granted, other than in the case of the death or Disability of the Optionee.

      6.5 Option Exercise.

            (a) Unless otherwise provided in the Stock Option Agreement or
Section 6.4 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than one hundred (100) shares unless the remaining shares that have become so Purchasable are less than one hundred (100) shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

            (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.5(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

            (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided, further, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a promissory note the principal amount of which shall be equal to at least the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.


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            (d) In addition to and at the time of payment of the Exercise Price, the Company may withhold, or require the Optionee to pay to the Company in cash, the amount of any federal, state and local income, employment or other withholding taxes which the Committee determines are required to be withheld under federal, state or local law in connection with the exercise of an Option; provided, however, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that all or any portion of such tax obligations may, upon the election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable. To the extent tax withholding is required at an applicable time with respect to Options, Awards or Stock acquired under this Plan by a Grantee, the Company, the applicable Subsidiary or other entity upon which such withholding obligation arises shall be entitled to withhold from such Grantee's compensation (derived from this Plan or otherwise) the applicable amount required to be withheld.

            (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

            (f) Notwithstanding anything to the contrary herein or in a Stock Option Agreement, a given Option shall not be exercisable to the extent the exercise thereof would cause the Company to be a reporting company under the Exchange Act.

      6.6 Reload Options.

            (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted (except to a Section 16 Insider), without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.5(c) or 6.5(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and
(iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions or other terms as the Committee shall specify at the time such exercised Option is granted; provided that the shares surrendered in payment as provided above must have been held by the Optionee for at least six
(6) months prior to such surrender.

            (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one
(1) year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.6(a)(i), for a period of one (1) year from the date of such exercise.


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      6.7 Nontransferability. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution; provided, however, that no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

      6.8 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option upon termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full.

      6.9 Employment Rights. Nothing in this Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

      6.10 Certain Successor Options. An Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company or any Subsidiary, may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option.

      6.11 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control (except a Change of Control related to the merger effected pursuant to that certain Agreement and Plan of Merger, dated as of December 31, 1995, by and among the Company, WelCare Transitional Acquirors, Inc. and Transitional Health Services, Inc.) occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of Change in Control in a particular Stock Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six (6) months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                  ARTICLE VII
                               RESTRICTED STOCK

      7.1 Awards of Restricted Stock. The Committee may grant Awards of Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. If a Grantee shall fail to execute the foregoing documents within the time period prescribed by the Committee, if any, the Award shall be void. Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon delivery of the shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

      7.2 Nontransferability. Until any restrictions upon Restricted Stock awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, nor shall they be delivered to the Grantee.

      7.3 Lapse of Restrictions. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times (but, with respect to any Award to a Grantee who is also a Section 16 Insider, not less than six (6) months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

      7.4 Termination of Employment. The Committee shall have the power to specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date on which any then remaining restrictions shall lapse.

      7.5 Treatment of Dividends. At the time an Award of Restricted Stock is made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (a) deferred until the lapsing of the relevant restrictions and (b) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account outstanding during such year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

      7.6 Delivery of Shares. Except as provided otherwise in Article IX below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.

                                 ARTICLE VIII
                           STOCK APPRECIATION RIGHTS

      8.1 SAR Awards. The Committee may grant Awards of SARs under this Plan upon such restrictions, terms and conditions as the Committee may prescribe. Each Award shall be governed by a SAR Agreement between the Company and the Grantee which shall contain the restrictions, terms and conditions prescribed by the Committee, including, without limitation, restrictions on the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3. Awards of SARs may be granted singularly, or in combination or in tandem with Options granted under this Plan, and may be granted at the same time as or later than the grant of the Option to which it relates.

      8.2 Determination of Price. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option.

      8.3 Exercise of a SAR. A SAR shall be exercisable at such time as may be determined by the Committee, provided that a SAR issued in tandem with an Option shall be exercisable to the extent that the related Option is exercisable. Upon exercise of a SAR, the Grantee shall be entitled, subject to the terms and conditions of this Plan and the SAR Agreement, to receive an amount equal to the SAR Spread.

      8.4 Payment of a SAR Spread. Payment of the SAR Spread for any SAR shall be made, at the sole discretion of the Committee, in (a) cash, (b) shares of Stock, or (c) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

      8.5 Effect of SARs on Stock Subject to Plan. Stock issued in payment of the SAR Spread shall reduce the number of shares of Stock remaining available for issuance under this Plan. The exercise of a SAR which results in the termination of an unexercised Option issued in tandem with such SAR shall also reduce the number of shares of Stock remaining available for issuance under this Plan by the number of shares of Stock subject to the terminated Option.

      8.6 Termination of SARs. A SAR may be terminated as follows:

            (a) During the period of a Grantee's continuous employment with the Company or a Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

            (b) Upon termination of a Grantee's employment with the Company or a Subsidiary, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and
      (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Disability of the Grantee, the period referenced in clause (iii) hereof shall be one (1) year, or (B) be For Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the SAR Agreement or by the Company on the date of the leave of absence.

            (c) Subject to the terms of the SAR Agreement with the Grantee, if a Grantee should die or become subject to a Disability prior to the termination of employment with the Company or any Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or Disability, as the case may be, by the

      Grantee, the estate of the Grantee or the person or persons to whom the SAR shall have been transferred by will or by the laws of descent and distribution.

            (d) Except as otherwise expressly provided in the SAR Agreement with the Grantee, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Grantee or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

      8.7 Nontransferability. No SAR shall be transferable by a Grantee; provided, however, that a SAR issued in tandem with an Option shall be transferable, if at all, to the same extent and upon the same terms and conditions as the related Option.

      8.8 No Shareholder Rights. The Grantee of a SAR shall have no rights as a shareholder with respect to such SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 hereof.

                                  ARTICLE IX
                              STOCK CERTIFICATES

      The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

            (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

            (b) the completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

            (c) the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

            (d) the lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

      Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

                                   ARTICLE X
                           TERMINATION AND AMENDMENT

      10.1 Termination and Amendment. The Board may at any time terminate this Plan, and may at any time and from time to time and in any respect amend this Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve (12) months of the date that the Board amends the Plan) may not amend this Plan to:

            (a) materially increase the number of shares of Stock subject to this Plan, except as contemplated in Section 5.2 hereof;

            (b) materially change the class of persons that may participate in this Plan; or

            (c) otherwise materially increase the benefits accruing to participants under this Plan.

      10.2 Effect on Grantee's Rights. No termination, amendment or modification of this Plan shall adversely affect a Grantee's rights under a Stock Option Agreement, Restriction Agreement or SAR Agreement without the consent of the Grantee or his legal representative.

                                  ARTICLE XI
                   RELATIONSHIP TO OTHER COMPENSATION PLANS

      The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its Subsidiaries.

                                  ARTICLE XII
                                 MISCELLANEOUS

      12.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of this Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution thereof. However, no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement, Restriction Agreement or SAR Agreement without the consent of the Grantee or his legal representative.

      12.2 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

      12.3 Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender and vice versa.

      12.4 Headings Not Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference and do not constitute part of this Plan.

      12.5 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, and shall be interpreted consistent therewith.

      12.6 Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to conflicts of laws principles.

                     *        *        *        *       *

                                                   WelCare International, Inc.
                                                     1996 Executive Stock Plan
                                                Form of Stock Option Agreement

                         WELCARE INTERNATIONAL, INC.
                            STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this _____ day of ________________, 199 by and between WelCare International, Inc., a Georgia corporation (the "Company"), and _________________ (the "Optionee").

      WHEREAS, on December 31, 1995, the Board of Directors of the Company adopted a stock plan known as the "WelCare International, Inc. 1996 Executive Stock Plan" (the "Plan"); and

      WHEREAS, the Committee has granted the Optionee an Option (as defined below) to purchase the number of shares of the Company's common stock, $.01 par value per share, as set forth below, and in consideration of the granting of the Option the Optionee intends to remain in the employ of the Company; and

      WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to the Option in accordance with the Plan; and

      WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to them in the Plan;

      NOW, THEREFORE, as a service incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

      1. Incorporation of Plan. This Option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee. Notwithstanding anything in this Agreement to the contrary, to the extent the terms of this Agreement conflict with or otherwise attempt to exceed the authority set forth under the terms of the Plan, the Plan shall govern and control in all respects.

      2. Grant of Option. Subject to the terms, restrictions, limitations, and conditions stated herein and under the Plan, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option to purchase all or any part of the number of shares of Stock (as defined under the Plan), set forth on Schedule A attached hereto and incorporated herein by reference (the "Option"). The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and shall not be exercisable after the date specified on Schedule A as the expiration date or on such earlier date as determined pursuant to the Plan. Neither the Company, nor any Subsidiary or any other person warrants or otherwise represents that favorable or desirable tax treatment or characterization will be applicable in respect of any Option, Award or Stock.

      3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A.

      4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares of Stock subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

      5. Restrictions on Transferability. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution; provided, however, that no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

      6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 15 hereof to the attention of the Chief Financial Officer or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

      7. Adjustment in Option. The number of shares of Stock subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with the Plan.

      8. Termination of Employment.

            (a) Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) For Cause, or (ii) for reasons of death or Disability or retirement, the Optionee (or his or her personal representative) must exercise this Option at any time within sixty (60) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

            (b) Except as specified in Schedule A, in the event of a termination of the Optionee's employment that is For Cause, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

            (c) Unless and to the extent otherwise provided in Schedule A, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement until the expiration date of such Options. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

      9. Disabled Optionee. In the event of termination of employment because of the Optionee's becoming a Disabled Optionee, the Optionee (or his or her legal representative) may exercise this Option within a period ending on the earlier of (a) the last day of the one (1) year period following the beginning of the Optionee's Disability or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

      10. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment under
Section 8(a) above, in the event of the Optionee's death, the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one (1) year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

      11. Date of Grant. This Option was granted by the Board or Committee of the Company on the date set forth in Schedule A (the "Date of Grant").

      12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section.

      13. Restriction on Disposition of Shares. The shares of Stock purchased pursuant to the exercise pursuant to this Option shall not be transferred by the Optionee except pursuant to the Optionee's will or the laws of descent and distribution until such date which is the later of two (2) years after the grant of such Option or one (1) year after the transfer of the shares of Stock to the Optionee pursuant to the exercise of such Option.

      14. Investment Representation of Optionee

      (a) The Optionee agrees that the exercise of this Option and the delivery of the shares of Stock in accordance herewith shall be contingent upon the Company being furnished by Optionee a representation and warranty that the Optionee is acquiring the shares purchased pursuant to this Option for investment for the Optionee's account and not with a view toward distribution.

      (b) THIS OPTION AND ALL SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION HAVE BEEN ISSUED OR SOLD IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ON AN EXEMPTION PURSUANT TO THE APPLICABLE STATE SECURITIES LAWS AND CONSEQUENTLY HAVE NOT BEEN REGISTERED. THE OPTIONEE ACKNOWLEDGES THAT THIS OPTION AND ALL SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION ARE DEEMED TO BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED PURSUANT TO THE ACT AND MAY NOT BE SOLD OR TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE COMPANY FOR ANY PURPOSE, EXCEPT IN A TRANSACTION WHICH IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY TO BE EXEMPT FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH LAWS.

      (c) The Optionee understands and agrees that the certificate or certificates representing any shares of Stock acquired hereunder may bear an appropriate legend relating to registration and resale under federal and state securities laws.

      (d) The Optionee shall not have any rights of a shareholder of the Company with respect to the shares of Stock which may be purchased upon exercise of this Option, unless and until such shares shall have been issued and delivered and his/her name has been entered as a shareholder on the stock transfer records of the Company.

      15. Miscellaneous.

            (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

            (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia, without regard to conflicts of laws principles.

            (c) Any notice, request, document or other communication given hereunder shall be deemed to be sufficiently given upon personal delivery to the other party or upon the expiration of three (3) days after depositing same in the United States mail, return receipt requested, properly addressed to the respective parties or such other address as they may give to the other party in writing in the same manner as follows:

            Company:          WelCare International, Inc.
                              7000 Central Parkway
                              Suite 970
                              Atlanta, Georgia  30328
                              Attention: Alan C. Dahl
                                         Executive Vice President
                                         and Chief Financial Officer

            Optionee:         ___________________________________
                              ___________________________________
                              ___________________________________
                              ___________________________________

            (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

            (e) This Agreement, together with the Plan, contains the entire understanding of the parties hereto and supersedes any prior understanding and/or written or oral agreement between them respecting the subject matter hereof.

            (f) The parties agree that the provisions of this Agreement are severable and the invalidity or unenforceability of any provision in whole or part shall not affect the validity or enforceability of any enforceable part of such provision or any other provisions hereof.

            (g) The headings with Sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

            (h) No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

            (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the Board or the Committee has caused this Stock Option Agreement to be executed on behalf of the Company and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

                                       COMPANY:

                                       WELCARE INTERNATIONAL, INC.
Attest:

______________________________         By:______________________________________
Paul A. Quiros                            Alan C. Dahl, Executive Vice President
Secretary                                 and Chief Financial Officer


                                       OPTIONEE:


                                       By:______________________________________

                                  SCHEDULE A
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                          WELCARE INTERNATIONAL, INC.
                                      AND
                               [Name of Optionee]

                           Dated

1.    Number of Shares Subject to Option: _______________ shares of Stock.

2.    Option Exercise Price:  $________ per share.

3.    Date of Grant: _______________

4.    Option Vesting Schedule:

      (a) Options for __________ shares of Stock are exercisable with respect to the number of shares of Stock indicated below on or after the date indicated next to the number of shares:

                        No. of Shares           Vesting Date
                        -------------           ------------

5. Option Exercise Period: Options shall expire and shall not be exercisable on _________ or on such earlier date as determined in accordance with the provisions of the Plan and the Stock Option Agreement.

                                  SCHEDULE B
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                          WELCARE INTERNATIONAL, INC.
                                      AND
                              [Name of Optionee]

                            Dated ________________

                              NOTICE OF EXERCISE

            The undersigned hereby notifies WelCare International, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase ________________ shares of Stock (as defined under the Plan), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ________________. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $________________ payable to the Company, and/or (2) _______________ shares of Stock (as defined under the Plan) presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined under the Plan) as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

            The undersigned hereby represents and warrants that he is purchasing the shares of Stock pursuant to the Agreement for purposes of investment for his own account, and without any present intention to resell or dispose of said shares or otherwise to participate directly or indirectly in a distribution thereof, and hereby agrees that all certificates representing such shares of Stock may bear a restrictive legend to this effect

            The undersigned is a resident of the State of ______________.

            IN WITNESS WHEREOF, the undersigned has set his hand and seal, this ________ day of ________________, ______.

                                    OPTIONEE [OR OPTIONEE'S ADMINISTRATOR,
                                    EXECUTOR OR PERSONAL REPRESENTATIVE]



                                    Name:_______________________________________
                                    Position (if other than Optionee):__________